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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): February 4, 2000


                           CompuCom Systems, Inc.
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           (Exact name of registrant as specified in its charter)


            Delaware                000-14371                 38-2363156
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                   Identification No.)

      7171 Forest Lane, Dallas, TX                              75230
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (972) 856-3600

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Item 5.  Other Events

         CompuCom Systems, Inc. (CompuCom) will cease operations at its Configuration Services Center (Center) located on Compaq Computer Corporation's (Compaq) Houston-based campus. The Center performs final assembly, software loads and advanced configuration services on Compaq commercial desktop computers, laptops and servers. This decision is a response to changing market conditions and is intended to reduce CompuCom's overall distribution costs. Compaq products and services processed through the Center will be routed to CompuCom's other existing facilities.

         John Lyons, CompuCom Senior Vice President of Sales, has resigned from his position with CompuCom.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

                  Not applicable

         (b)  Pro forma financial information.

                  Not applicable

         (c)  Exhibits

                  Not applicable

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CompuCom Systems, Inc.
                                          (Registrant)


Date:  February 4, 2000                   By: /s/ M. Lazane Smith
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                                          M. Lazane Smith, Senior Vice President
                                          Finance and Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit Number                      Description of Exhibit

         Not applicable